UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2001

                              NUTEK, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-29087          87-0374623
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


1110 Mary Crest Road, Henderson, NV                   89014
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 567-2613

ITEM 1. CHANGES IN CONTROL

     On August 27, 2001, at a special meeting of the board of directors, Mr. Daniel Delmonico was elected to the board of directors to replace Mrs. Kristi Conradie as a board member.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2001

                              NUTEK, INC.


                              By:
                              /s/ Murray N. Conradie
                              -------------------
                              Murray Conradie, President